                           TOWER PROPERTIES COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 11, 2001


    The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, 911 Main Street, Kansas City, Missouri, on April 11, 2001 at ten o'clock a.m., Kansas City Time, for the following purposes:

    1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2004.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of Business on February 20, 2001 as the time for which the stockholders of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.


                             By Order of the Board of Directors
                             ROBERT C. HARVEY, III
                             Secretary


March 6, 2001


    It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                               PROXY STATEMENT
                           TOWER PROPERTIES COMPANY
                        ANNUAL MEETING APRIL 11, 2001

SOLICITATION:

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 11, 2001. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company, and brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so.

    This proxy statement and accompanying proxy will first be sent to stockholders on or about March 6, 2001. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised.

    Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company").

VOTING SECURITIES:

    Only stockholders at the close of business on February 20, 2001 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 179,932 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.

ACTION TO BE TAKEN UNDER THE PROXY:

    The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                            ELECTION OF DIRECTORS

    The Board of Directors consists of five (5) persons. There is one (1) "Class I" director who serves until the annual stockholders meeting in 2002; two (2) "Class II" directors who serve until 2003; and two (2) "Class III" directors who serve until 2001. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term.

    Two (2) "Class III" directors will be elected at the 2001 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

    Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.

NAME, AGE AND                                       PRINCIPAL OCCUPATION
POSITION WITH                 SERVED AS            DURING PAST FIVE YEARS
COMPANY                    DIRECTOR SINCE          & OTHER DIRECTORSHIPS
-------                    --------------          ---------------------

The following are nominees for election:

Class III directors to serve until annual meeting in 2004.

Thomas R. Willard          July 15, 1997        President of the Company since
46                                              July 1997. Joined Company in
                                                June of 1997. President of
                                                Bliss Associates, Inc., a real
                                                estate appraisal firm, prior
                                                thereto.

Jonathan M. Kemper         October 24, 1989     Commerce Bank 1982 to
47                                              present. Vice-Chairman since
                                                January 1995. President from
                                                December 1985 to January 1995.
                                                Vice Chairman of Commerce
                                                Bancshares since November 1991.
                                                Jonathan M. Kemper is the son
                                                of James M. Kemper, Jr. and the
                                                brother of David W. Kemper. He
                                                is a director of Commerce Bank
                                                and Commerce Bancshares.

                                      3



The following directors of the Company will continue after the 2001 annual meeting:

Class I director to serve until annual meeting in 2002.

James M. Kemper, Jr.       October 24, 1989     Chairman of the Company and past
79                         (Director of Old      president. Mr. Kemper was a
                           Tower from 1/23/58   director of Commerce Bancshares
                           to 1/90)             until April 16, 1997. James M.
                                                Kemper, Jr. is the father of
                                                Jonathan M. Kemper and David W.
                                                Kemper.

Class II director to serve until annual meeting in 2003.

David W. Kemper            October 24, 1989     President and Director
50                                              of Commerce Bancshares
                                                since 1982. Chairman,
                                                President and CEO of
                                                Commerce Bancshares
                                                since November 1991.
                                                Chairman, President and
                                                CEO of Commerce Bank, N.A.
                                                since December of 1997.
                                                Chairman and CEO of Commerce
                                                Bank, St. Louis, 1986-1997.
                                                Director of Ralcorp Hold-
                                                ings.  David W. Kemper is
                                                the son of James M. Kemper,
                                                Jr. and brother of
                                                Jonathan M. Kemper.


Brian D. Everist           October 24, 1989     President of Intercontinental
50                                              Engineering - Manufacturing
                                                Corp. - heavy manufacturing
                                                since May 1987.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:
       ---------------------------------------------------------------

    The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 20, 2001.


  TITLE      NAME AND ADDRESS         AMOUNT AND NATURE            PERCENT
   OF               OF                        OF                     OF
  CLASS      BENEFICIAL OWNER        BENEFICIAL OWNERSHIP           CLASS
--------------------------------------------------------------------------

Common      Commerce Bank (1)            23,678 (1a)              17.36%
            as Fiduciary,                 7,551 (1b)
            922 Walnut
            Kansas City, MO

    The following stock ownership pertains to the directors and officers as of February 20, 2001:

Common      James M. Kemper, Jr. (2)          27,120              15.07%
            David W. Kemper (3)               29,183              16.22%
            Jonathan M. Kemper (4)            27,477              15.27%
            Brian D. Everist                     594                .33%
            All directors and officers        84,374              49.89%
               as a group (9 persons)

Footnotes:

(1) All stock registered in the name of Commerce Bank is held in a representative capacity, and Commerce Bank has no beneficial ownership. Shares reflected under Commerce Bank do not include 51,231 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

      (1a) Commerce Bank has sole voting and sole investment authority.
      (1b) Commerce Bank has shared voting and shared investment authority.

(2) Includes 19,050 shares in trusts under which James M. Kemper, Jr. is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority.

(3) Includes 1,316 shares in trusts under which David W. Kemper is co-trustee with shared voting and investment authority, but no equitable ownership, and includes 8,184 shares in custodial accounts over which David W. Kemper has investment power, but no voting or equitable ownership. Does not include 12,446 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,568 shares owned beneficially by his wife.

(4) Includes 14,495 shares in trusts under which Jonathan M. Kemper is co-trustee with shared voting and investment authority but no equitable ownership. Does not include 19,683 shares in trust for benefit of David W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,568 shares owned beneficially by his wife.


                                    EXECUTIVE OFFICERS


                                                  Served as              Business Exp.
Name and age               Position               Officer Since          Past 5 Years
--------------------------------------------------------------------------------------
James M. Kemper, Jr.       Chairman of Board      October 24, 1989       Chairman of Board
79                                                (Officer of Old        and past Presi-
                                                  Tower from 2/58        dent of Company.
                                                  to 1/90)

Thomas R. Willard          President              July 15, 1997          President of Com-
46                                                                       pany since June
                                                                         1997 - Officer
                                                                         since July
                                                                         1997. Prior
                                                                         thereto, Presi-
                                                                         dent of Bliss
                                                                         Associates Inc.

Robert C. Harvey, III      Vice President/        October 29, 1998       Employee of Com-
39                         Secretary              January 19, 1999       pany since May,
                                                                         1998 - officer
                                                                         since October,
                                                                         1998. Previously
                                                                         Curry Investment
                                                                         Company 4/95 to
                                                                         2/96, Van Meter
                                                                         Knitware, Inc.,
                                                                         2/96 to 4/97,
                                                                         Uhlman Company,
                                                                         4/97 to 5/98.

Margaret V. Allinder       Vice President/        October 29, 1998       Employee of Com-
48                         Asst. Secretary                               pany since 1971.
                                                                         Assistant
                                                                         Secretary since
                                                                         1997.

E. Gibson Kerr             Vice President         January 19, 1999       Employee of Com-
37                                                                       pany since Nov-
                                                                         ember of 1997.
                                                                         Officer since
                                                                         January of 1999.
                                                                         Prior to join-
                                                                         ing Company,
                                                                         principal with
                                                                         Colliers Turley
                                                                         Martin (1992-
                                                                         1997.

Daniel R. Ellerman         Vice President         November 2, 1999       Employee of Com-
61                                                                       pany since July
                                                                         of 1987.
                                                                         Officer since
                                                                         November 1999.

                                   SUMMARY COMPENSATION TABLE

                                                             Long Term Compensation
                                        Annual                   Number of Stock      All Other
      Name and                       Compensation                   Options            Compen-
Principal Position           Year      /Salary       Bonus          Granted           sation(1)
------------------------------------------------------------------------------------------------
James M. Kemper, Jr.         2000     $ 50,000            0           2,000              $1,200
Chairman and CEO             1999       91,663            0           2,000                   0
                             1998      100,000            0           5,000                   0


Thomas R. Willard            2000      153,619      $15,000               0               3,675
President                    1999      156,157 (2)   15,000               0               1,437
                             1998      117,500       10,000               0               1,137

Robert C. Harvey, III        2000       81,987        2,500               0               1,578
Vice President/Secretary     1999       74,630        2,500               0                 302
                             1998       45,450 (3)        0               0                   0

E. Gibson Kerr               2000      143,147            0               0               2,490
Vice President               1999      156,339            0               0               1,173
                             1998      109,538            0               0                  89

(1)   Amounts paid or accrued under the Company's 401(K) Plan
(2)   Includes 1998 bonus paid in 1999.
(3)   From May, 1998 to December 31, 1998.

                     OPTION GRANTS IN CALENDAR YEAR 2000

    The following table sets forth information regarding each stock option granted during calendar year 2000 to the one individual named in the Summary Compensation Table to whom a stock option was granted.


                         Number of     Percent of Total
                           Shares          Options
                         Underlying       Granted to
                          Options         Employees        Exercise
                          Granted         in fiscal          Price       Expiration
       Name                 (1)              Year          ($)/Share        Date
-----------------------------------------------------------------------------------
James M. Kemper, Jr.       2,000             100%           $156.00       11/01/05

(1) This option was granted on October 25, 2000, and was exercisable in full beginning on the date of grant.

               AGGREGATED OPTION EXERCISES DURING CALENDAR YEAR 2000
                       AND OPTION VALUES ON DECEMBER 31, 2000


                                                      Number of         Value of
                                                       Shares          Unexercised
                                                     Underlying       In-The-Money
                                                     Unexercised       Options at
                         Number of                   Options at         12/31/00
                           Shares                     12/31/00       Fiscal Year-End
                        Acquired On      Value      Exercisable/      Exercisable/
       Name(1)            Exercise     Realized     Unexercisable     Unexercisable
------------------------------------------------------------------------------------
James M. Kemper, Jr.       2,000           0              0                 0

(1) No executive officer held stock options at any time during 2000 other than James M. Kemper, Jr.

                              COMPENSATION PLANS
PENSION PLAN

    The Company maintained a pension plan until October 31, 1999, at which date, the pension plan was terminated. The employees covered by the plan received a distribution of their accrued benefits. The directors and officers covered by the plan received distribution of accrued benefits as follows:

            James M. Kemper, Jr.                $19,000
            Thomas R. Willard                    19,687
            Robert C. Harvey, III                 3,683
            Margaret V. Allinder                 36,380
            E. Gibson Kerr                        5,807
            Daniel R. Ellerman                   20,154

401K PLAN

    The Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to 13.5% of the employee's compensation, but not to exceed $10,500.00 annually.

    The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

    In 2000, the Company made a discretionary contribution of $1,200 for each eligible employee.

    Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

    Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability,

dies or incurs a hardship and when participant reaches 59 1/2 years of age (provided participant is fully vested).

    During the year ending December 31, 2000, the Company's matching contributions under the plan on behalf of Mr. Kemper were $1,200; on behalf of Mr. Willard were $3,675; on behalf of Mr. Harvey were $1,578; on behalf of Ms. Allinder were $2,034; on behalf of Mr. Kerr were $2,490; on behalf of Mr. Ellerman were $1,152; and on behalf of all present executive officers of Company as a group were $13,408.

                             STOCK PURCHASE PLAN

    Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account.
The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 2000, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                           Amount                        Shares
    Director            Contributed    Company 25%      Acquired

David W. Kemper            $3,750        $ 937.50          30
Jonathan M. Kemper          3,750          937.50          29
Brian D. Everist            3,750          937.50          30

    Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                                 TRANSACTIONS

    James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 8.0% of Commerce Bancshares, Inc., parent of Commerce Bank. David W. Kemper is Chairman of the Board and President of Commerce Bancshares, Inc. and Commerce Bank. Jonathan M. Kemper is Director and Vice Chairman of the Board of Commerce Bank and of Commerce Bancshares, Inc.

    During 2000, the Company performed construction work for Commerce Bank, and the Company leased office space, parking space and lots to Commerce Bank. For the year 2000, the Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $5,222,009. Of this amount, $3,550,058 constituted direct reimbursement for payroll expenses and payment to construction vendors. The Company provided steam, commercial office building management, parking, parking facility management and services to CB Building Corp.(owned by Commerce Bank N.A. Kansas City) and Delaware Redevelopment Corp. (owned by Commerce Bancshares, Inc.). For said services, the Company received $834,392 during the year 2000. Each of the services provided by the Company and the amount of payment was the result of arms length negotiations.

    The Company has a line of credit of $25,000,000 with Commerce Bank. The line of credit has been used primarily to complete repairs of the 811 Main garage, the modernization of the 811 Main office building's elevators and the replacement of the building's chillers and the purchase of the Woodlands Plaza I commercial office building. In addition, the line of credit has been used to fund letters of credit on Hillsborough Apartments ($65,000) and Real Estate Bond Issue ($6,656,000). The balance of the line of credit as of February 20, 2001, was $2,904,000.

                            ACCOUNTING INFORMATION

    KPMG LLP, independent public accountants, were employed by Company as accountants and auditors effective May 15, 2000. For more than two years prior to May 15, 2000, Arthur Anderson LLP had served as accountants and auditors to the Company. The Company, upon the recommendation of the Board of Directors, selected KPMG LLP to perform accounting and audit services because KPMG LLP submitted the most favorable bid.

    The Arthur Anderson LLP audit reports for 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Company and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

    A representative to KPMG LLP will be available to make statements concerning the audit and to answer any questions presented from the floor. KPMG LLP has performed the 2000 audit for the Company and has been selected as the Company's independent public accountant for 200l.

                  DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 2002 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than November 6, 2001, to be included in the proxy statement and on the proxy form.

                                OTHER MATTERS

    The Board of Directors has no standing audit, or nominating committees or committees performing similar functions. During the past fiscal year the Company held three regular and no special Board of Directors meetings. Each director, except for salaried officers, was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

    The Company will furnish to any person who was a stockholder on February 20, 2001 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission upon such person's written request for the same, which request must contain a good faith representation that, as of February 20, 2001 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Robert C. Harvey, III, Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                              By Order of the Board of Directors
                              ROBERT C. HARVEY, III
                              Secretary

March 6, 2001

                            TOWER PROPERTIES COMPANY
                      100 Commerce Tower, 911 Main Street
                          Kansas City, Missouri 64105

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Thomas R. Willard, and Robert C. Harvey, III, or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on February 20, 2001 at the annual meeting of stockholders to be held on April 11, 2001 or any adjournment thereof.

1. / / ELECTION OF DIRECTORS          / / WITHHOLD AUTHORITY
       FOR all nominees listed below      to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                     Jonathan M. Kemper and Thomas R. Willard

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.





Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                DATED: -------------------------------, 2001.

                                --------------------------------------------
                                Signature

                                --------------------------------------------
                                Signature if held jointly

                                --------------------------------------------
                                   PLEASE MARK, DATE AND RETURN THE PROXY
                                      CARD PROMPTLY USING THE ENCLOSED
                                                  ENVELOPE.
                                --------------------------------------------